EXHIBIT  24

                                POWER OF ATTORNEY


     WHEREAS, Centre Capital Corporation, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Form S-8, a draft of which has been previously reviewed by the undersigned (the "Form S-8"), together with any and all exhibits and other documents having relation to the Form S-8;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Karl Jacobs and Catherine Jacobs, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form S-8, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form S-8 and any and all other documents (including, without limitation, any amendments to the Form S-8 or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of August, 2000.



                                            /s/  Mark  Spradling
                                            ------------------------------------
                                            MARK  SPRADLING

                                                                     EXHIBIT  24

                                POWER OF ATTORNEY


     WHEREAS, Centre Capital Corporation, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Form S-8, a draft of which has been previously reviewed by the undersigned (the "Form S-8"), together with any and all exhibits and other documents having relation to the Form S-8;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Karl Jacobs and Catherine Jacobs, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form S-8, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form S-8 and any and all other documents (including, without limitation, any amendments to the Form S-8 or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of August, 2000.



                                            /s/  Stephen  Nibarger
                                            ------------------------------------
                                            STEPHEN  NIBARGER